               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            Form 8-K



                         CURRENT REPORT



               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported) June 22, 1995



                       SPRINT CORPORATION
     (Exact name of registrant as specified in its charter)



       Kansas                1-4721                 48-0457967
     (State of            (Commission           (IRS Employer
   Incorporation)         File Number)         Identification
                                                               Number)




      2330 Shawnee Mission Parkway, Westwood, Kansas 66205
  (Address of principal executive offices)        (Zip Code)



 Registrant's telephone number, including area code:
         (913) 624-3000



          P. O. Box 11315, Kansas City, Missouri 64112
        (Mailing address of principal executive offices)


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Item 5.  Other Events

     On June 22, 1995, the registrant announced that the registrant, Deutsche Telekom and France Telecom had signed a definitive joint venture agreement for a strategic alliance that will provide seamless global telecommunications services to business, consumer and carrier markets worldwide. The parties also announced that they had reached agreement on terms by which Deutsche Telekom and France Telecom will purchase a 20 percent equity investment in the registrant. Additional information concerning the joint venture and the equity investment is contained in the news release, a copy of which is filed as
Exhibit 99 hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

          99.  News Release Relating to the Global Strategic
                Alliance and Financial Investment.


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           SPRINT CORPORATION



                           By  /s/ Michael T. Hyde
                                     Michael T. Hyde
                                    Assistant Secretary

Dated: June 27, 1995


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                          EXHIBIT INDEX

Exhibit
Number                        Exhibit


99.       News Release Relating to the Global Strategic Alliance
           and Financial Investment.